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                                                                   EXHIBIT 10.23

VIA FACSIMILE & U.S. MAIL
(818) 985-2973

As of March 1, 1996



Jon Vein, Esq.
FILM ROMAN, INC.
12020 Chandler Boulevard
Suite 200
North Hollywood, CA 91607

          Re:  "C-BEAR AND JAMAL" ("Series")

Dear Jon:

The following shall serve as an amendment to the agreement dated as of November 22, 1993, as revised (the "Agreement") between Film Roman, Inc. ("FRI") and the FOX Children's Network, Inc. ("FCN") in connection with the above-referenced Series. The parties hereto agree that for purposes of the Agreement, FCN shall be deemed to include affiliates, subsidiaries and parent companies of FCN.

1. SECOND ORDER OPTION: In accordance with Paragraph 3(a) of Exhibit "1" of the Agreement, FCN hereby orders the production and delivery of ten (10) half-hour episodes of the Series. The Series episodes shall be produced and delivered on a one-episode-per-week basis commencing on or about September 1, 1996. FCN's order pursuant hereto maintains FCN's ability to elect not to order new episodes for one season and thereafter resume ordering new episodes as set forth i the final paragraph of Paragraph 3.

2. LICENSE FEES: Paragraph 4 of the Agreement is hereby amended by adding the following sentence at the end of the first paragraph thereof:

     "Notwithstanding anything to the contrary contained herein, FCN shall be entitled to an unlimited number of runs of the Series Library in the Non-Domestic Territory (as defined herein) during the Non-Domestic Term (as defined herein)."

3.   EXCLUSIVITY:

     (a) Paragraph 6 of the Agreement is hereby amended by deleting the first sentence thereof and substituting therefore the following:

          "The Property, the characters, the storylines and all elements contained within the Series shall be exclusive

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          to FCN within the Domestic Territory (as defined herein) during the
          Domestic Term (as defined herein).

     (b) Paragraph 6 of the Agreement is hereby further amended by (i) deleting the reference to "Term" contained in the second sentence thereof and substituting therefor the term "Domestic Term" and (ii) deleting the reference to "FCN Territory" contained in the fourth sentence thereof and substituting therefor the term "Domestic Territory".

     (c) Paragraph 6 of the Agreement is hereby further amended by adding the following at the end thereof:

          "Notwithstanding anything to the contrary contained in this Agreement, Producer hereby grants to FCN exclusive worldwide rights to exhibit the Series via Non-OTA Transmission (as defined herein). "Non-OTA Transmission" means exhibition by means of cable, wire, fiber or other wired transmission or other forms of closed or scrambled transmission, satellite (including direct broadcast or TVRO satellite transmissions), satellite master antenna, single and multi-channel multi-point distribution, radio, tape, cassette and disc delivery, over-the air scrambled transmission, or by other similar means whether now or hereafter devised. As permitted pursuant to the immediately preceding sentence, Producer may license the exhibition of the Series in the Non-Domestic Territory (as defined herein) with respect to free, over-the-air, television exhibition (such rights being the "Producer OTA Rights"); provided, however, that Producer may not exercise such Producer OTA Rights with respect to any episode of the Series until six months following the date of delivery by Producer of such episode to FCN."

4. TERM: Paragraph 7 of the Agreement is hereby be amended by deleting it in its entirety and substituting therefore the following:

          "7. FCN TERM: In connection with the exploitation of the Series within the Domestic Territory, the Term of this Agreement shall be defined as the period of time including all broadcast seasons of the Series hereunder plus the applicable periods as set forth below (the "Domestic Term"):

               (a) if FCN orders only 13 episodes - for one year after FCN's last regular exhibition of the Series.

               (b) If FCN orders more than 13 episodes but less than 25 episodes - for two years after FCN's last regular exhibition of the Series.

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               (c)  if FCN orders more than 25 episodes but less than 37
                    episodes - for three years after FCN's last regular exhibition of the Series.

               (d) if FCN orders more than 37 episodes but less 65 episodes - for four years after FCN's last regular exhibition of the series.

               (e) if FCN orders 65 episodes - for five years after FCN's last regular exhibition of the Series.

     In connection with the worldwide exploitation rights of the Series via Non-OTA Transmission granted to FCN, the Term of this Agreement shall be defined as the period of seven (7) years following the date of delivery to FCN of the final episode of the Series ordered hereunder (collectively, the "Non-Domestic Term").

     Following the expiration of either of the Domestic Term or the Non-Domestic Term, FCN shall have first negotiation, first refusal rights (based on FCN's last offer to Producer) to reacquire such rights to the Property and to any programs produced hereunder."

5.   HOME VIDEO:

     (a) Paragraph 8 of Exhibit "1" of the Agreement is hereby amended by deleting the reference to "FCN Territory" in the first and third sentences thereof and substituting therefore the phrase "Domestic Territory."

     (b) Paragraph 8 of Exhibit "1" of the Agreement is hereby further amended by adding the following paragraph at the end thereof:

          "Notwithstanding anything to the contrary contained in this Paragraph 8, subject to the immediately succeeding sentence, Producer may release cassettes containing an episode or episodes of the Series in the Non-Domestic Territory ("Foreign Releases") subject to the restrictions contained herein:

               (i) Producer shall not be permitted to release any such cassettes as Foreign Releases until six (6) months following the initial exhibition of the Series in the Non-Domestic Territory.

               (ii) In those territories within the Non-Domestic Territory where FCN is distributing the Series, Producer shall consult with FCN regarding the number of episodes of the Series to be released as Foreign Releases and the timing of such release;

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               provided,however, that notwithstanding anything to the contrary contained herein, Producer agrees that it shall not allow the release of more than 50% of all episodes of the Series produced during any season as part of such Foreign Releases.

               (iii) In no event shall any episode of the Series be released as part of a Foreign Release until at least three months following the initial exhibition of such episode by FCN in the Non-Domestic Territory.

               (iv) Each video cassette released as a Foreign Release in a territory within the Non-Domestic Territory where FCN is transmitting the Series shall be identified or stickered with an FCN identification similar to the one set forth in clause (a) above (with an appropriate reference to the applicable programming service carrying the Series in such territory)."

6. TERRITORY: Paragraph 9 of Exhibit "1" of the Agreement is hereby amended by deleting it in its entirety and substituting the following therefore:

          "FCN TERRITORY - FCN's Territory shall include (i) the United States, its territories and possessions, including English-speaking Puerto Rico, as well as customary Mexico and Canadian border protection (the "Domestic Territory") and (ii) all other territories worldwide other than the Domestic Territory (the "Non-Domestic Territory"). FCN hereby acknowledges that due to pre-existing contractual commitments, Germany shall be excluded from the Non-Domestic Territory."

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All other terms and conditions of the Agreement are hereby ratified and confirmed and by this reference incorporated herein.

ACCEPTED AND AGREED TO

FILM ROMAN, INC.                    FOX CHILDREN'S NETWORK, INC.

BY:                                   BY:
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ITS:                                  ITS:
    ------------------------              ------------------------
cc:  Donna Cunningham
     Kathy Edrich
     Ira Kurgan
     Margaret Loesch
     Del Mayberry
     Rich Vokulich

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